This is filed pursuant to Rule 497(e).
File Nos. 333-90261 and 811-09687.

ALLIANCEBERNSTEIN INVESTMENT
RESEARCH AND MANAGEMENT [LOGO] SM




                              ALLIANCEBERNSTEIN VALUE FUNDS

                              AllianceBernstein Disciplined Value Fund, Inc.
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      Supplement dated August 1, 2003 to the Prospectus dated March 31, 2003 of
AllianceBernstein Disciplined Value Fund, Inc. (the "Fund") that offers the Class A, Class B, Class C and Advisor Class shares. Information regarding the portfolio managers for the AllianceBernstein Disciplined Value Fund (the "Fund") was inadvertently removed from the table under the heading "Management of the Funds - Portfolio Managers." The prospectus is amended to include the following information regarding the Fund's portfolio managers:

      Paul Rissman and Frank Caruso are the persons who have been primarily responsible for the day to day management of the Fund. Mr. Rissman and Mr. Caruso have held such positions since the Fund's inception. Mr. Rissman is a Senior Vice President of Alliance Capital Management Corporation ("ACMC"), the sole general partner of Alliance, and has been associated with Alliance since prior to 1998 in a substantially similar capacity to his current position. Mr. Caruso is a Senior Vice President of ACMC, with which he has been associated since prior to 1998 in a substantially similar capacity to his current position.



You should retain this Supplement for future reference.

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